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                                                                    Exhibit 10.3

                             SYBARI SOFTWARE, INC.

                               STOCK OPTION PLAN

   1. PURPOSE.
      (a) The purpose of this Sybari Software, Inc. Stock Option Plan (the "Plan") is to provide a mechanism whereby Tobias Berman (the "Principal Shareholder") can provide options for certain designated Optionee's of Sybari Software, Inc. (the "Company") to purchase shares of the Company's common stock, $0.01 par value (the "Stock"), from the Principal Shareholder during the eighteen (18) month period beginning March 30, 2001, and ending September 30, 2002.

   2. DEFINITIONS.

   Whenever the following terms are used in this Plan, they shall have the meaning specified below.

      "Cause" shall mean (a) an Optionee's willful malfeasance or willful misconduct in connection with his or her service, (b) an Optionee's continuing failure to perform such duties as are requested by the Company or the Board,
(c) an Optionee's failure to observe material policies of the Company, or (d) an Optionee's commission of (i) a felony under the laws of the United States, or (ii) a misdemeanor involving moral turpitude.

      "Committee" shall mean the Compensation Committee of the board of directors of the Company.

      "Fair Market Value" per share of Stock as of a particular date shall mean, until and unless the Stock is publicly traded, the value determined by the Committee using any method of valuation it selects in good faith, and, in either such case, such value shall be final and binding on all parties hereto.

      "Liquidity Event" shall mean any one or more of the following: (i) a liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary; (ii) a sale, merger or similar transaction involving the Company, as the result of which those persons who held 100% of the voting stock of the Company immediately prior to such transaction do not hold more than 50% of the voting stock of the Company (or the surviving or resulting entity) after giving effect to such transaction; (iii) the sale of all or substantially all of the assets of the Company' or (iv) the consummation of the first public offering of securities of the Company pursuant to a registration statement filed under the Securities Act of 1933, as amended, pursuant to which the aggregate public offering price of the shares sold by the Company equals or exceeds $50,000,000, the price per share of common stock equal or exceeds three (3) times the original purchase price of the Company's Series B Convertible Redeemable Preferred Stock, par value $0.01 (the "Series B Preferred Stock"), issued on March 30, 2001 (which amount shall be subject to equitable adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series B Preferred Stock), and in which all shares of the Company's Series A Redeemable Preferred Stock, par value $0.01, has been
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redeemed and all amounts due and owing under those certain Senior Subordinated
Debentures, issued by the Company on March 30, 2001 and due March 30, 2006, have been paid in full.

     "Option" shall mean an option to purchase Stock granted pursuant to the Plan. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     "Option Agreement" shall mean an Option Agreement in the form of Exhibit A attached hereto to be entered into between the Principal Shareholder and an Optionee, which shall set forth the terms and conditions of the Option granted to such Optionee.

     "Optionee" shall mean an employee of the Company, non-employee members of the Company's board of directors or consultants and other independent advisors who provide services to the Company.

     "Stock" shall mean common stock of the Company.

     3.   ADMINISTRATION.

     Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary and take all other actions necessary or advisable for the implementation and administration of the Plan. Subject to the foregoing, the determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

     4.   ELIGIBILITY FOR OPTION GRANTS.

     The Committee shall have the right to determine which Optionee's shall receive a grant of Options, and the number of Options to be granted to any Optionee. The terms and conditions of any such grant shall be reflected and embodied in an Option Agreement.

     5.   TERMS OF OPTIONS.

          (a) In General. All Options granted hereunder shall have the following terms and conditions:

               (1) Date of Grant. The date of Grant of an Option shall be set forth in the Option Agreement.

               (2) Exercise Price. The exercise price for an Option shall be one hundred percent (100%) of the Fair Market Value of a share of Stock as of the Date of Grant.

               (3) Term. The term of an Option shall be set forth in the Option Agreement (the "Term"), provided that such Term may not exceed ten years from the Date of Grant.

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               (4)  Vesting. An Option shall vest at such times and upon such terms and conditions as may be determined by the Committee and set forth in the Option Agreement, provided, however, that the Committee, in its sole discretion, may accelerate any vesting schedule otherwise set forth in an Option Agreement, and, provided further, that any nonvested Options shall immediately vest and become exercisable upon a Liquidity Event.

               (5) Method of Exercise. The exercise of an Option shall be made only by a written notice delivered to the Principal Shareholder (with a copy to the Secretary of the Company) in such manner as he shall approve, specifying the number of shares of Stock to be purchased and accompanied by full payment thereof and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. Payment shall be made in cash, by check or, in such manner acceptable to the Principal Shareholder.

               (6) Termination of Service. All nonvested Options shall immediately terminate upon an Optionee's termination of service for any reason. Upon termination of service for Cause, all Options (whether or not then vested) shall be deemed to have terminated as of the day immediately preceding the date of termination. In the event an Optionee's service terminates for any reason other than Cause, all outstanding Option held by such Optionee that are then vested shall remain exercisable for a period of two (2) years after the date of termination

          6. NONTRANSFERABILITY. No Option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, or except as otherwise set forth herein, and an Option may be exercised during an Optionee's lifetime only by the Optionee or his guardian or legal representative (with written notice delivered to the Principal Shareholder and a copy of such to the Secretary of the Company). The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          7. RIGHTS AS STOCKHOLDER. No Optionee shall be deemed for any purpose to be or to have the rights and privileges of the owner of the Stock subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, and (b) the Principal Shareholder shall have issued the Stock to the Optionee. Upon exercise of the Option by the Optionee, the Optionee shall be party to the Company's Stockholders Agreement.

          8. SHARES SUBJECT TO THE PLAN. The maximum number of shares of Stock that may be issued or transferred pursuant to Options under this Plan shall be ten (10). If any shares of Stock that have been subject to an Option cease, by reason of termination or forfeiture of such Option, to be subject thereto, such shares of Stock may again be the subject of Options hereunder.

          9.   OTHER PROVISIONS.

               (a) Amendment or Termination. The Plan may be wholly or partially amended or otherwise modified or terminated at any time or from time to time by the

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Committee, provided, however, that, neither the amendment nor termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Options may be granted after termination of the Plan, and in no event shall any Options be granted under the Plan after September 30, 2002.

          (b) Governing Law. The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof.

          (c) Regulations and Other Approvals. The obligation of the Principal Shareholder to sell or deliver Stock with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Principal Shareholder.

          (d) No Right to Continued Service. Nothing in the Plan or any Option Agreement shall confer upon any Optionee any right to continue in service or shall interfere with or restrict in any way the right of the Company which are hereby expressly reserved, to remove, terminate or discharge any Optionee at any time for any reason whatsoever, with or without Cause.

          (e) Titles; Construction. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

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                               AMENDMENT NO. 1 TO
                             SYBARI SOFTWARE, INC.
                               STOCK OPTION PLAN

     AMENDMENT No. 1 (this "Amendment"), dated as of June 16, 2003, to the Sybari Software, Inc. Stock Option Plan (the "Stock Option Plan").

     PRELIMINARY STATEMENT. Pursuant to Section 9(a) of the Stock Option Plan, the Stock Option Plan can be amended by the Compensation Committee (the "Compensation Committee") of the Board of Directors of Sybari Software, Inc., a New York corporation (the "Corporation").

     Upon having obtained the requisite consent of the Compensation Committee, the Stock Option Plan shall be amended as follows:

     1. Section 1 of the Stock Option Plan is hereby amended to read in its entirety as follows:

        The purpose of this Sybari Software, Inc. Stock Option Plan (the "Plan") is to provide a mechanism whereby Tobias Berman (the "Principal Shareholder") can provide options for certain designated Optionees of Sybari Software, Inc. (the "Company") to purchase shares of the Company's common stock, $0.01 par value (the "Stock"), from the Principal Shareholder during the thirty-three (33) month period beginning March 30, 2001 and ending December 30, 2003.

     2. Section 9(a) of the Stock Option Plan is hereby amended to read in its entirety as follows:

        Amendment and Termination. The Plan may be wholly or partially amended or otherwise modified or terminated at any time of from time to time by the Committee, provided, however, that, neither the amendment nor the termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Options may be granted after termination of the Plan, and in no event shall any Options be granted under the Plan after December 31, 2003.


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                                   EXHIBIT A

                             STOCK OPTION AGREEMENT

     THIS AGREEMENT, dated as of _____________, is made by and between Tobias Berman, residing at 68-10 Dartmouth Street, Forest Hills, New York 11375 (the "Shareholder"), and __________________________, residing at __________________
(the "Optionee"), which for purposes of this agreement shall mean an employee of the Company, non-employee members of the Company's board of directors or consultants and other independent advisors who provide services to Sybari Software, Inc. (the "Company").

     WHEREAS, in accordance with the terms of the Sybari Software, Inc. Stock Option Plan (the "Plan"), the Shareholder has agreed to grant options to selected Optionee's to purchase from him shares of the common stock of the Company, par value $0.01 (the "Stock"); and

     WHEREAS, the Shareholder has selected the Optionee to receive the Option described herein, on the terms and conditions described herein.

     NOW, THEREFORE, in consideration of the Optionee's service, the Shareholder and the Optionee agree as follows:

     1. GRANT OF OPTION.

          (a) Grant; Grant Date. Subject to the terms and conditions hereof, the Shareholder hereby grants to the Optionee as of the date hereof (the "Grant
Date") an option to purchase up to       shares of Stock at an exercise price of
$      per share (the "Option"). Except as otherwise provided herein, this
Option shall expire on the      anniversary of the date hereof (the "Term") and
the Optionee shall have no further rights with respect to any portio of the Option after such expiration.

          (b) Vesting. The Option shall immediately vest on the Grant Date, unless the Compensation Committee of the Company's board of directors have agreed on a different period which shall have been communicated to the Optionee prior to execution of this Option Agreement. In addition, upon the occurrence of a Liquidity Event, any portion of the Option that is not then vested and exercisable shall become 100% vested and exercisable in full. For purposes of this Agreement, a "Liquidity Event" shall mean any one or more of the following:
(i) a liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary; (ii) a sale, merger or similar transaction involving the Company, as the result of which those persons who held 100% of the voting stock of the Company immediately prior to such transaction do not hold more than 50% of the voting stock of the Company (or the surviving or resulting entity) after giving effect to such transaction; (iii) the sale of all or substantially all of the assets of the Company; or (iv) the consummation of the first public offering of securities of the Company pursuant to a registration statement filed under the Securities Act of 1933, as


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amended, pursuant to which the aggregate public offering price of the shares sold by the Company equals or exceeds $50,000,000, the price per share of common stock equals or exceeds three (3) times the original purchase price of the Company's Series B Convertible Redeemable Preferred Stock, par value $0.01 (the "Series B Preferred Stock"), issued on March 30, 2001 (which amount shall be subject to equitable adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series B Preferred Stock), and in which all shares of the Company's Series A Redeemable Preferred Stock, par value $0.01, has been redeemed and all amounts due and owing under those certain Senior Subordinated Debentures, issued by the Company on March 30, 2001 and due March 30, 2006, have been paid in full.

          (c) Manner of Exercise. The Optionee may exercise the Option in whole or in part at any time by delivering written notice of such exercise to the Shareholder (with a copy to the Secretary of the Company) of the number of shares as to which the Option is being exercised, and enclosing payment for such shares in cash or by check or in any other form of payment acceptable to the Shareholder, in the Shareholder's sole discretion.

          (d) Exercise Following Termination of Service. In the event the Optionee's service is terminated for Cause, the Option, whether exercisable or nonexercisable at such time, shall be deemed to have terminated as of the day preceding such termination of service. If such termination of service is for any reason other than Cause, any outstanding portion of the Option that has not become vested and exercisable shall terminate on the date of such termination of service (unless provided otherwise by the Shareholder, in his sole discretion) and shall not further vest thereafter, including upon the occurrence of a Liquidating Event. Any outstanding exercisable Option shall be exercisable for a period of two (2) years. For purposes of this Agreement, "Cause" shall mean (i.) an Optionee's willful malfeasance or willful misconduct in connection with his or her service, (ii.) an Optionee's continuing failure to perform such duties as are requested by the Company or the Board, (iii.) an Optionee's failure to observe material policies of the Company, or (iv.) an Optionee's commission of (1.) a felony under the laws of the United States, or (2.) a misdemeanor involving moral turpitude.

          (e) Nontransferability. The Option shall not be transferable other than by will or the laws of descent and distribution, and no transfer so effected shall be effective to bind the Shareholder unless the Shareholder has been furnished with written notice (with a copy to the Secretary of the Company) thereof and a copy of the will and/or such other evidence as the Shareholder may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. Any other purported transfer shall be null and void and shall result in the immediate expiration of the Option.

     2. ADMINISTRATION. The Committee shall have the sole power and authority to interpret this Agreement, (except as to the form of payment which is in the sole discretion of the Shareholder), and all actions taken and all interpretations and determinations made by the Company shall be final and binding upon the Optionee, the Shareholder, and all other interested persons.

     3. NO RIGHT TO CONTINUED SERVICE. Nothing in this Agreement or the Plan shall confer upon the Optionee any right to continue in service or shall interfere with or restrict

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in any way the rights of the Company to discharge the Optionee at any time for any reason whatsoever, with or without Cause.

     4. MISCELLANEOUS.

          (a) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any prior agreements and understandings between the parties with respect to such subject matter. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Agreement may be amended or supplemented at any time by the mutual consent of the parties hereto, except that any waiver of any term or condition, or any amendment, of this Agreement must be in writing.

          (b) Governing Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflict of laws.

          (c) Notices. All notices or other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by registered or certified mail, return receipt requested, to the addresses set forth in the preamble hereto or at such other address as a party has furnished the other following the date hereof.

          (d) Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           SHAREHOLDER


                                           -------------------------------------
                                           Name: Tobias Berman

                                           OPTIONEE


                                           -------------------------------------
                                           Name:

Agreed and Accepted

Sybari Software, Inc.


By:
   ------------------------------------
   Name: James Shanahan
   Title: Chief Financial Officer
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                                EXERCISE NOTICE

DATE


Mr. Tobias Berman
General Counsel
Sybari Software Inc.
353 Larkfield Road
East Northport, New York 11731

The undersigned hereby irrevocably elects to exercise ________ options to purchase ________ shares of common stock of Sybari Software Inc., a New York
corporation, under a Stock Option Agreement dated          and to purchase the
common stock issuable upon exercise thereof for a total of $________ ($ per share). Stock certificates should be issued in the name of the undersigned and delivered to the address set forth below.


By:
   ----------------------------------
[Please Sign Name]

By:
   ----------------------------------
[Please Print Name]


HOME ADDRESS


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Agreed to and accepted by:


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Tobias Berman
General Counsel of Sybari Software Inc

Agreed to and accepted by:


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Name:
President of Sybari Software Inc